EXHIBIT NO. 10.26 – DEFERRED COMPENSATION AGREEMENTS DATED JANUARY 1, 1998,

JANUARY 1, 1996, JANUARY 19, 1994 AND NOVEMBER 18, 1987

BETWEEN ST. FRANCIS CAPITAL CORPORATION, ST. FRANCIS BANK, F.S.B.,

BANK WISCONSIN AND THOMAS R. PERZ

AMENDED

DEFERRED COMPENSATION AGREEMENT

THIS AGREEMENT is made this 1st day of January, 1998, between ST. FRANCIS CAPITAL CORPORATION, ST. FRANCIS BANK, F.S.B. (the “Bank”), BANK WISCONSIN (collectively referred to as the “Controlled Group”) and Thomas R. Perz, (the “Director”).

WHEREAS, Director has previously entered into a deferred compensation agreement with the Bank, the sole member of the Controlled Group paying directors’ fees prior to January 1, 1996, and

WHEREAS, each member of the Controlled Group will now pay directors’ fees, and

WHEREAS, the parties to this Agreement wish to amend the prior agreement to reflect the payment of Directors’ fees by other members of the Controlled Group.

NOW, THEREFORE, in consideration of the premises, the parties agree as follows:

1.	Director’s Fee. Effective January 1, 1998 and continuing through December 31, 1999, the Director hereby elects to defer his monthly Director’s fees, meeting fees, and committee fees commencing as follows:

St. Francis Capital Corporation	$16,500.00

St. Francis Bank, F.S.B.	$13,500.00

Total	$30,000.00

Director may elect to increase or decrease his deferral election for any year by delivering a notice, to the Bank; provided, however that the Director’s total deferrals from all members of the Controlled Group may not be terminated or reduced below $30,000.00 per year without the Bank’s express consent. If Director ceases to be a member of the Board, he shall be deemed to have terminated his deferral. If the Director should terminate his deferral prior to December 31, 1999 for any reason other than Director’s death, Director’s benefits under this Agreement shall be payable pursuant to paragraph 5.

2.	Deferred Benefit Account. The Bank shall establish a Deferred Benefit Account on its books for Director reflecting the amount Director has elected to defer from each member of the Controlled Group, and shall credit to Director’s Deferred Benefit Account the following amounts at the times specified:

(a) The compensation that the Director elects to defer pursuant to paragraph 1 above, credited as of the date the Director would otherwise have received the compensation.

(b) As of each April 30, an amount equal to the interest earned since the last preceding April 30. Interest shall be calculated using the rate one (1) percentage point over the composite yield on Moody’s Long Term Bond Index rate in effect on the preceding April 30. The interest rate shall be applied to the average balance in the Deferred Benefit Account since the last April 30. The average balance shall be determined by adding the balance as of the end of each month in the year and dividing by 12. Interest will be compounded annually and will continue to be credited on any undistributed balance. A Director’s Deferred Benefit Account shall be utilized solely as a device for the measurement and determination of the amounts to be paid to the Director pursuant to this Agreement. A Director’s Deferred Benefit Account shall not constitute or be treated as a trust fund of any kind. Title to and beneficial ownership of any assets, which the Bank may earmark to pay deferred compensation hereunder, shall at all times remain in the Bank, and the Director shall at all times remain in the Bank, and the Director shall not have any interest in specific assets of the Bank by virtue of this Agreement. The Bank shall provide Director within 120 days after each April 30, a statement in such form as the Bank deems desirable setting forth the balance to the credit of Director in his Deferred Benefit Account as of April 30.

3.	Retirement Benefits. Upon Director’s attainment of age 65, Bank shall pay Director as compensation for services rendered prior to such date a benefit equal to the amount of his Deferred Benefit Account determined as of the April 30 coincident with or next following Director’s age 65. The retirement benefit shall be paid over a period of 10 years. If Director should die at a time when payments under this paragraph are due to commence or have commenced and before the payments provided for herein have been made, the unpaid balance will continue to be paid in installments to his designated beneficiary until such time as a total of all payments have been made. The portion of the Director’s Account to be paid to the Director during each year shall be as follows:

Installment No.	Portion of Account to be Paid
1	1/10
2	1/9
3	1/8
4	1/7
5	1/6
6	1/5
7	1/4
8	1/3
9	1/2
10	Remaining Balance

4.	Survivor Benefits. Upon Director’s death prior to age 65, the Bank shall pay Director’s designated beneficiary an annual sum of Seventy Six Thousand Dollars ($76,000.00) for a period of ten years. In lieu of this survivor benefit, the Director’s designated beneficiary may elect to receive the balance in the Director’s Deferred Benefit Account over a period of 10 years as provided in paragraph 3.

5.	Termination of Deferrals. Notwithstanding paragraphs 3 and 4 above, if Director terminates deferrals prior to December 31, 1999 for any reason other than the Director’s death or a change in control as described in paragraph 7, Director shall be paid a lump sum amount equal to his Deferred Benefit Account on April 30 immediately following the date six years from the date of the prior deferred compensation agreement with the Bank.

6.	Frequency of Payment. Payments to be made pursuant to paragraph 3 and paragraph 4 shall be made in monthly instalments. The Bank may, in its absolute discretion, accelerate the payment of any amounts provided herein to the extent it desires, or commute any installment payments into a single lump sum payment equal to the present value of the right to receive such future installment payments. In the calculation of lump sum present value, Bank shall use an interest rate equal to the average interest rate obtained in three quotations from commercial insurers licensed to do business in Wisconsin for a fixed term annuity corresponding to the remaining future installments being commuted.

7.	Change in Control. In the event of a “change in control”, as defined in Section 5(iv) of the employment agreement currently in effect between St. Francis Bank, F.S.B. and Executive, the Bank shall pay Executive a lump sum equal to his Deferred Benefit Account within 60 days following such event.

8.	Designation of Beneficiary. Director shall have the right to designate a beneficiary or beneficiaries to receive any death benefit provided herein. Such designation of beneficiary shall be delivered in writing to Bank and may be changed by Director, at any time by written notice delivered to Bank. If no beneficiary has been designated or if the designated beneficiary does not survive the Director, the death benefit shall be payable to Director’s estate. If the beneficiary or beneficiaries who survive Director die before receiving the full amount of any benefits payable hereunder, such benefits shall be paid to the estate of the last such beneficiary to die.

9.	No Trust Created. Nothing contained in this Agreement, and no action taken pursuant to the provisions of this Agreement, shall create or be construed to create a trust of any kind, or fiduciary relationship between the Bank and Director, his designated beneficiary or any other person. Any funds which may be invested or assets which may be acquired by Bank relating to this Agreement shall continue for all purposes to be a part of the general funds of Bank and no person other than Bank shall by virtue of the provisions of this Agreement have any interest in such funds or assets. To the extent that any person acquires a right to receive payment from Bank under this Agreement, such right shall be no greater than the right of any unsecured general creditor of Bank.

10.	Assignment Not Permitted. Except as provided in paragraph 8 hereof, the right of Bank or any other person to the payment of deferred compensation or other benefits under this Agreement shall no be assigned, transferred, pledged or encumbered.

11.	Duty of Cooperation. The Director shall, as a condition precedent to the receipt of any benefits under this Agreement, cooperate with the Bank in undergoing any medical examinations and providing any information reasonably necessary in connection with the Agreement. In the event of the Director’s death during the first two (2) years of his participation, then should such death have been a suicide or should Director be uninsurable or should the Director have made any material misstatement or failed to make a material disclosure of information in any documentation which the Director is requested to complete in connection with this Agreement, no death benefits under the terms of this Agreement will be payable other than a return of Director’s prior deferrals without interest, unless and to the extent that the Board of Directors of Bank, in their absolute discretion, may otherwise determine.

12.	Agreement Binding. This Agreement shall be binding on and inure to the benefit to Bank, its successors and assigns and of Director and his heirs, executors, administrators and legal representatives. This instrument contains the entire agreement between the parties and may not be amended orally, but only by agreement in writing signed by both parties.

13.	Competence of Payees. Every person receiving or claiming payments hereunder shall be conclusively presumed to be mentally competent until the date on which the Bank receives a written notice, in form and manner acceptable to it, that such person is incompetent and that a guardian, conservator, or other person legally vested with the management of his estate has been appointed. In the event a guardian or conservator of the estate or any person receiving or claiming payments hereunder shall be appointed by a court of competent jurisdiction, payments may be made to such guardian or conservator provided that proper proof of appointment and continuing qualification is furnished in a form and manner acceptable to the Bank. Any such payment so made shall be a complete discharge of liability therefor.

14.	Taxes. To the extent required by the law in effect at the time payments are made, the Bank shall withhold any taxes required to be withheld by the federal or any state or local government from payments made hereunder.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

ST. FRANCIS CAPITAL CORPORATION

(Corporate Seal)	By	/s/ Brian T. Kaye

Secretary

ST. FRANCIS BANK, F.S.B.

(Corporate Seal)	By	/s/ Brian T. Kaye

Secretary

BANK WISCONSIN

(Corporate Seal)	By	/s/ James C. Hazzard

/s/ Thomas R. Perz

Director’s Signature

AMENDED

DEFERRED COMPENSATION AGREEMENT

THIS AGREEMENT is made this 1ST day of JANUARY, 1996 between ST. FRANCIS CAPITAL CORPORATION, ST. FRANCIS BANK, F.S.B. (the “Bank”), BANK WISCONSIN (collectively referred to as the “Controlled Group”) and THOMAS R. PERZ (the “Director”).

WHEREAS, Director has previously entered into a deferred compensation agreement with the Bank, the sole member of the Controlled Group paying directors’ fees prior to January 1, 1996, and

WHEREAS, each member of the Controlled Group will now pay directors’ fees, and

WHEREAS, the parties to this Agreement wish to amend the prior agreement to reflect the payment of directors’ fees by other members of the Controlled Group.

NOW, THEREFORE, in consideration of the premises, the parties agree as follows:

1.	Director’s Fee. Effective January 1, 1996, the Director hereby elects to defer his monthly Director’s fees, meeting fees, and committee fees commencing as follows:

Amount
St. Francis Capital Corporation	$20,000.00

St. Francis Bank, F.S.B.	$6,000.00

Bank Wisconsin	$4,000.00

Total	$30,000.00

Director may, at any time, elect to terminate his deferral by delivering a notice to the Bank to that effect. If Director ceases to be a member of the Board, he shall be deemed to have terminated his deferral. If Director terminates his deferral, he shall not be permitted to again defer Director’s fees until one year from the date of such termination. If the Director should terminate his deferral for any reason other than Director’s death, Director’s benefits under this Agreement shall be limited to those provided in paragraph 5. Director may elect to increase or decrease his deferral election for any year by delivering a notice, to the Bank; provided, however that the Director’s total deferrals from all members of the Controlled Group may not be reduced below $30,000.00 per year without the Bank’s express consent.

2.	Deferred Benefit Account. The Bank shall establish a Deferred Benefit Account on its books for Director reflecting the amount Director has elected to defer from each member of the Controlled Group, and shall credit to Director’s Deferred Benefit Account the following amounts at the times specified:

(a) The compensation that the Director elects to defer pursuant to paragraph 1 above, credited as of the date the Director would otherwise have received the compensation.

(b) As of each April 30, an amount equal to the interest earned since the last preceding April 30. Interest shall be calculated using the rate one (1) percentage point over the composite yield on Moody’s Long Term Bond Index rate in effect on the preceding April 30. The interest rate shall be applied to the average balance in the Deferred Benefit Account since the last April 30. The average balance shall be determined by adding the balance as of the end of each month in the year and dividing by 12. Interest will be compounded annually and will continue to be credited on any undistributed balance. A Director’s Deferred Benefit Account shall be utilized solely as a device for the measurement and determination of the amounts to be paid to Director pursuant to this Agreement. A Director’s Deferred Benefit Account shall not constitute or be treated as a trust fund of any kind. Title to and beneficial ownership of any assets, which the Bank may earmark to pay deferred compensation hereunder, shall at all times remain in the Bank, and the Director shall not have any interest in specific assets of the Bank by virtue of this Agreement. The Bank shall provide Director within 120 days after each April 30, a statement in such form as the Bank deems desirable setting forth the balance to the credit of Director in his Deferred Benefit Account as of April 30.

3.	Retirement Benefits. Upon Director’s attainment of age 65, Bank shall pay Director as compensation for services rendered prior to such date a benefit equal to the amount of his Deferred Benefit Account determined as of the April 30 coincident with or next following Director’s age 65. The retirement benefit shall be paid over a period of 10 years. If Director should die at a time when payments under this paragraph are due to commence or have commenced and before the payments provided for herein have been made, the unpaid balance will continue to be paid in installments to his designated beneficiary until such time as a total of all payments have been made. The portion of the Directors’s Account to be paid to Director during each year shall be as follows:

Installment No.	Portion of Account to be Paid
1	1/10
2	1/9
3	1/8
4	1/7
5	1/6
6	1/5
7	1/4
8	1/3
9	1/2
10	Remaining Balance

4.	Survivor Benefits. Upon Director’s death prior to age 65, the Bank shall pay Director’s designated beneficiary an annual sum of SEVENTY SIX THOUSAND Dollars ($76,000.00) for a period of 10 years. In lieu of this survivor benefit, the Director’s designated beneficiary may elect to receive the balance in the Director’s Deferred Benefit Account over a period of 10 years as provided in paragraph 3.

5.	Termination of Deferrals. Notwithstanding paragraphs 3 and 4 above, if Director does not make deferrals for 72 months as provided in paragraph 1 for any reason other than the Director’s death or a change in control as described in paragraph 7, Director’s benefits shall be limited to a lump sum payment consisting of the amounts previously deferred pursuant to paragraph 1, but without any interest thereon, payable six years from the date of the prior deferred compensation agreement with the Bank.

6.	Frequency of Payment. Payments to be made pursuant to paragraph 3 and paragraph 4 shall be made in monthly installments. The Bank may, in its absolute discretion, accelerate the payment of any amounts provided herein to the extent it desires, or commute any installment payments into a single lump sum payment equal to the present value of the right to receive such future installment payments. In the calculation of lump sum present value, Bank shall use an interest rate equal to the average interest rate obtained in three quotations from commercial insurers licensed to do business in Wisconsin for a fixed term annuity corresponding to the remaining future installments being commuted.

7.	Change in Control. In the event of a “change in control” as defined in Section 5(iv) of the employment agreement currently in effect between St. Francis Bank, F.S.B. and Executive, the Bank shall pay Executive a lump sum equal to his Deferred Benefit Account within 60 days following such event.

8.	Designation of Beneficiary. Director shall have the right to designate a beneficiary or beneficiaries to receive any death benefit provided herein. Such designation of beneficiary shall be delivered in writing to Bank and may be changed by Director, at any time by written notice delivered to Bank. If no beneficiary has been designated or if the designated beneficiary does not survive the Director, the death benefit shall be payable to Director’s estate. If the beneficiary or beneficiaries who survive Director die before receiving the full amount of any benefits payable hereunder, such benefits shall be paid to the estate of the last such beneficiary to die.

9.	No Trust Created. Nothing contained in this Agreement, and no action taken pursuant to the provisions of this Agreement, shall create or be construed to create a trust of any kind, or fiduciary relationship between the Bank and Director, his designated beneficiary or any other person. Any funds which may be invested or assets which may be acquired by Bank relating to this Agreement shall continue for all purposes to be a part of the general funds of Bank and no person other than Bank shall by virtue of the provisions of this Agreement have any interest in such funds or assets. To the extent that any person acquires a right to receive payment from Bank under this Agreement, such right shall be no greater than the right of any unsecured general creditor of Bank.

10.	Assignment Not Permitted. Except as provided in paragraph 8 hereof, the right of Bank or any other person to the payment of deferred compensation or other benefits under this Agreement shall not be assigned, transferred, pledged or encumbered.

11.	Duty of Cooperation. The Director shall, as a condition precedent to the receipt of any benefits under this Agreement, cooperate with the Bank in undergoing any medical examinations and providing any information reasonably necessary in connection with the Agreement. In the event of the Director’s death during the first two (2) years of his participation, then should such death have been a suicide or should Director be uninsurable or should the Director have made any material misstatement or failed to make a material disclosure of information in any documentation which the Director is requested to complete in connection with this Agreement, no death benefits under the terms of this Agreement will be payable other than a return of Director’s prior deferrals without interest, unless and to the extent that the Board of Directors of Bank, in their absolute discretion, may otherwise determine.

12.	Agreement Binding. This Agreement shall be binding on and inure to the benefit to Bank, its successors and assigns and of Director and his heirs, executors, administrators and legal representatives. This instrument contains the entire agreement between the parties and may not be amended orally, but only by agreement in writing signed by both parties.

13.	Competence of Payees . Every person receiving or claiming payments hereunder shall be conclusively presumed to be mentally competent until the date on which the Bank receives a written notice, in form and manner acceptable to it, that such person is incompetent and that a guardian, conservator, or other person legally vested with the management of his estate has been appointed. In the event a guardian or conservator of the estate or any person receiving or claiming payments hereunder shall be appointed by a court of competent jurisdiction, payments may be made to such guardian or conservator provided that proper proof of appointment and continuing qualification is furnished in a form and manner acceptable to the Bank. Any such payment so made shall be a complete discharge of liability therefor.

14.	Taxes. To the extent required by the law in effect at the time payments are made, the Bank shall withhold any taxes required to be withheld by the federal or any state or local government from payments made hereunder.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

ST. FRANCIS CAPITAL CORPORATION

(Corporate Seal)	By	/s/ Brian T. Kaye

Secretary

ST. FRANCIS BANK, F.S.B

(Corporate Seal)	By	/s/ Brian T. Kaye

Secretary

BANK WISCONSIN

(Corporate Seal)	By	/s/ James C. Hazzard

/s/ Thomas R. Perz

Director’s Signature

DEFERRED COMPENSATION AGREEMENT

THIS AGREEMENT is made this 19th day of January, 1994 between ST. FRANCIS SAVINGS BANK, FSB (the “Bank”) and Thomas Perz (the “Director”).

WHEREAS, the valuable services rendered by Director in the past and expected to be rendered in the future are an important factor in the continuing successful operations of Bank, and

WHEREAS, Bank desires to encourage Director’s continued efforts on behalf of the Bank,

NOW, THEREFORE, in consideration of the premises, the parties agree as follows:

1.	Director’s Fee. The Director hereby elects to defer $16,000.00 per year of his monthly Director’s fees, meeting fees and committee fees commencing January 1, 1994, and continuing for a period of 72 months; provided, however, that the maximum deferral in any year shall not exceed the lesser of the aggregate fees earned by Director during the year or $17,400. Director may, at any time, elect to terminate his deferral by delivering a notice to the Bank to that effect. If Director ceases to be a member of the Board, he shall be deemed to have terminated his deferral. If Director terminates his deferral, he shall not be permitted to again defer Director’s fees until one year from the date of such termination. If the Director should terminate his deferral for any reason other than Director’s death, Director’s benefits under this Agreement shall be limited to those provided in paragraph 5.

2.	Deferred Benefit Account. The Bank shall establish a Deferred Benefit Account on its books for Director, and shall credit to Director’s Deferred Benefit Account the following amounts at the times specified:

(a) The compensation that the Director elects to defer pursuant to paragraph 1 above, credited as of the date the Director would otherwise have received the compensation.

(b) As of each April 30, an amount equal to the interest earned since the last preceding April 30. Interest shall be calculated using the rate on (1) percentage point over the composite yield on Moody’s Long Term Bond Index rate in effect on the preceding April 30. The interest rate shall be applied to the average balance in the

Deferred Benefit Account since the last April 30. The average balance shall be determined by adding the balance as of the end of each month in the year and dividing by 12. Interest will be compounded annually and will continue to be credited on any undistributed balance. A Director’s Deferred Benefit Account shall be utilized solely as a device for the measurement and determination of the amounts to be paid to Director pursuant to this Agreement. A Director’s Deferred Benefit Account shall not constitute or be treated as a trust fund of any kind. Title to and beneficial ownership of any assets, which the Bank may earmark to pay deferred compensation hereunder, shall at all times remain in the Bank, and the Director shall not have any interest in specific assets of the Bank by virtue of this Agreement. The Bank shall provide Director within 120 days after each April 30, a statement in such form as the Bank deems desirable setting forth the balance to the credit of Director in his Deferred Benefit Account as of April 30.

3.	Retirement Benefits. Upon Director’s attainment of age 65, Bank shall pay Director as compensation for services rendered prior to such date a benefit equal to the amount of his Deferred Benefit Account determined as of the April 30 coincident with or next following Director’s age 65. The retirement benefit shall be paid over a period of 10 years. If Director should die at a time when payments under this paragraph are due to commence or have commenced and before the payments provided for herein have been made, the unpaid balance will continue to be paid in installments to his designated beneficiary until such time as a total of all payments have been paid to Director during each year shall be as follows:

Installment #	Portion of Account to be Paid
1	1/10
2	1/9
3	1/8
4	1/7
5	1/6
6	1/5
7	1/4
8	1/3
9	1/2
10	Remaining Balance

4.

Survivor Benefits. Upon Director’s death prior to age 65, the Bank shall pay Director’s designated beneficiary an annual sum of Forty-Eight Thousand Dollars ($48,000) for a period of 10 years. In lieu of this survivor benefit, the Director’s designated beneficiary may elect to receive the balance in the Director’s

Deferred Benefit Account over a period of 10 years as provided in paragraph 3.

5.	Termination of Deferrals. Notwithstanding paragraphs 3 and 4 above, if Director does not make deferrals for 72 months as provided in paragraph 1 for any reason other than the Director’s death, Director’s benefits shall be limited to a lump sum payment consisting of the amounts previously deferred pursuant to paragraph 1, but without any interest thereon, payable six years from the date of this Agreement.

6.	Frequency of Payment. Payments to be made pursuant to paragraph 3 and paragraph 4 shall be made in monthly installments. The Bank may, in its absolute discretion, accelerate the payment of any amounts provided herein to the extent it desires, or commute any installment payments into a single lump sum payment equal to the present value of the right to receive such future installment payments. In the calculation of such lump sum present value, Bank shall use an interest rate equal to the average interest rate obtained in three quotations from commercial insurers licensed to do business in Wisconsin for a fixed term annuity corresponding to the remaining future installments being commuted.

7.	Designation of Beneficiary. Director shall have the right to designate a beneficiary or beneficiaries to receive any death benefit provided herein. Such designation of beneficiary shall be delivered in writing to Bank and may be changed by Director, at any time by written notice delivered to Bank. If no beneficiary has been designated or if the designated beneficiary does not survive the Director, the death benefit shall be payable to Director’s estate. If the beneficiary or beneficiaries who survive Director die before receiving the full amount of any benefits payable hereunder, such benefits shall be paid to the estate of the last such beneficiary to die.

8.	No Trust Created. Nothing contained in this Agreement, and no action taken pursuant to the provisions of this Agreement, shall create or be construed to create a trust of any kind, or fiduciary relationship between the Bank and Director, his designated beneficiary or any other person. Any funds which may be invested or assets which may be acquired by Bank relating to this Agreement shall continue for all purposes to be a part of the general funds of Bank and no person other than Bank shall by virtue of the provisions of this Agreement have any interest in such funds or assets. To the extent that any person acquires a right to receive payment from Bank under this Agreement, such right shall be no greater than the right of any unsecured general creditor of Bank.

9.	Assignment Not Permitted. Except as provided in paragraph 7 hereof, the right of Bank or any other person to the payment of deferred compensation or other benefits under this Agreement shall not be assigned, transferred, pledged or encumbered.

10.	Duty of Cooperation. The Director shall, as a condition precedent to the receipt of any benefits under this Agreement, cooperate with the Bank in undergoing any medical examinations and providing any information reasonably necessary in connection with the Agreement. In the event of the Director’s death during the first two (2) years of his participation, then should such death have been a suicide or should Director be uninsurable or should the Director have made any material misstatement or failed to make a material disclosure of information in any documentation which the Director is requested to complete in connection with this Agreement, no death benefits under the terms of this Agreement will be payable other than a return of Director’s prior deferrals without interest, unless and to the extent that the Board of Directors of Bank, in their absolute discretion, may otherwise determine.

11.	Agreement Binding. This Agreement shall be binding on and inure to the benefit to Bank, its successors and assigns and of Director and his heirs, executors, administrators and legal representatives. This instrument contains the entire agreement between the parties and may not be amended orally, but only by agreement in writing signed by both parties.

12.	Competence of Payees. Every person receiving or claiming payments hereunder shall be conclusively presumed to be mentally competent until the date on which the Bank receives a written notice, in form and manner acceptable to it, that such person is incompetent and that, a guardian, conservator, or other person legally vested with the management of his estate has been appointed. In the event a guardian or conservator of the estate or any person receiving or claiming payments hereunder shall be appointed by a court of competent jurisdiction, payments may be made to such guardian or conservator provided that proper proof of appointment and continuing qualification is furnished in a form and manner acceptable to the Bank. Any such payment so made shall be a complete discharge of liability therefor.

13.	Taxes. To the extent required by the law in effect at the time payments are made, the Bank shall withhold any taxes required to be withheld by the federal or any state or local government from payments made hereunder.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

ST. FRANCIS SAVINGS BANK FSB

(Corporate Seal)	By	/s/ Brian T. Kaye, Sec’y

/s/ Thomas R. Perz

Director’s Signature

“Exhibit A”

DEFERRED COMPENSATION AGREEMENT

THIS AGREEMENT is made this 18th day of November, 1987 between ST. FRANCIS SAVINGS AND LOAN ASSOCIATION (the “Association”) and Thomas R. Perz (the “Director”).

WHEREAS, Director currently serves on the Board of Directors of the Association, and

WHEREAS, the valuable services rendered by Director in the past and expected to be rendered in the future are an important factor in the continuing successful operations of Association, and

WHEREAS, Association desires to encourage Director’s continued efforts on behalf of the Association,

NOW, THEREFORE, in consideration of the premises, the parties agree as follows:

1.	Director’s Fee. The Director hereby elects to defer $12,000.00 per year of his monthly Director’s fees, meeting fees, and committee fees commencing January, 1988, and continuing for a period of 72 months; provided, however, that the maximum deferral in any year shall not exceed the lesser of the aggregate fees earned by Director during the year or $12,500. Director may, at any time, elect to terminate his deferral by delivering a notice to the Association to that effect. If Director ceases to be a member of the Board, he shall be deemed to have terminated his deferral. If Director terminates his deferral, he shall not be permitted to again defer Director’s fees until one year from the date of such termination. If the Director should terminate his deferral for any reason other than Director’s death, Director’s benefits under this Agreement shall be limited to those provided in paragraph 5.

2.	Deferred Benefit Account. The Association shall establish a Deferred Benefit Account on its books for Director, and shall credit to Director’s Deferred Benefit Account the following amounts at the times specified:

(a) The compensation that the Director elects to defer pursuant to paragraph 1 above, credited as of the date the Director would otherwise have received the compensation.

(b) As of each April 30, an amount equal to the interest earned since the last preceding April 30. Interest shall be calculated using the rate one (1) percentage point over the composite yield on Moody’s Long Term Bond Index rate in effect on the preceding April 30.

The interest rate shall be applied to the average balance in the Deferred Benefit Account since the last April 30. The average balance shall be determined by adding the balance as of the end of each month in the year and dividing by 12. Interest will be compounded annually and will continue to be credited on any undistributed balance. A Director’s Deferred Benefit Account shall be utilized solely as a device for the measurement and determination of the amounts to be paid to Director pursuant to this Agreement. A Director’s Deferred Benefit Account shall not constitute or be treated as a trust fund of any kind. Title to and beneficial ownership of any assets, which the Association may earmark to pay deferred compensation hereunder, shall at all times remain in the Association, and the Director shall not have any interest in specific assets of the Association by virtue of this Agreement. The Association shall provide Director within 120 days after each April 30, a statement in such form as the Association deems desirable setting forth the balance to the credit of Director in his Deferred Benefit Account as of April 30.

3.	Retirement Benefits. Upon Director’s attainment of age 65, Association shall pay Director as compensation for services rendered prior to such date a benefit equal to the amount of his Deferred Benefit Account determined as of the April 30 coincident with or next following Director’s age 65. The retirement benefit shall be paid over a period of 10 years. If Director should die at a time when payments under this paragraph are due to commence or have commenced and before the payments provided for herein have been made, the unpaid balance will continue to be paid in installments to his designated beneficiary until such time as a total of all payments have been made. The portion of the Directors’s Account to be paid to Director during each year shall be as follows :

Installment No.	Portion of Account to be Paid
1	1/10
2	1/9
3	1/8
4	1/7
5	1/6
6	1/5
7	1/4
8	1/3
9	1/2
10	Remaining Balance

4.	Survivor Benefits. Upon Director’s death prior to age 65, the Association shall pay Director’s designated beneficiary an annual sum of Thirty-six thousand Dollars

($36,000.00) for a period of 10 years. In lieu of this survivor benefit, the Director’s designated beneficiary may elect to receive the balance in the Director’s Deferred Benefit Account over a period of 10 years as provided in paragraph 3.

5.	Termination of Deferrals. Notwithstanding paragraphs 3 and 4 above, if Director does not make deferrals for 72 months as provided in paragraph 1 for any reason other than the Director’s death, Director’s benefits shall be limited to a lump sum payment consisting of the amounts previously deferred pursuant to paragraph 1, but without any interest thereon, payable six years from the date of this Agreement.

6.	Frequency of Payment. Payments to be made pursuant to paragraph 3 and paragraph 4 shall be made in monthly installments. The Association may, in its absolute discretion, accelerate the payment of any amounts provided herein to the extent it desires, or commute any installment payments into a single lump sum payment equal to the present value of the right to receive such future installment payments. In the calculation of such lump sum present value, Association shall use an interest rate equal to the average interest rate obtained in three quotations from commercial insurers licensed to do business in Wisconsin for a fixed term annuity corresponding to the remaining future installments being commuted.

7.	Designation of Beneficiary Director shall have the right to designate a beneficiary or beneficiaries to receive any death benefit provided herein. Such designation of beneficiary shall be delivered in writing to Association and may be changed by Director, at any time by written notice delivered to Association. If no beneficiary has been designated or if the designated beneficiary does not survive the Director, the death benefit shall be payable to Director’s estate. If the beneficiary or beneficiaries who survive Director die before receiving the full amount of any benefits payable hereunder, such benefits shall be paid to the estate of the last such beneficiary to die.

8.

No Trust Created. Nothing contained in this Agreement, and no action taken pursuant to the provisions of this Agreement, shall create or be construed to create a trust of any kind, or fiduciary relationship between the Association and Director, his designated beneficiary or any other person. Any funds which may be invested or assets which may be acquired by Association relating to this Agreement shall continue for all purposes to be a part of the general funds of Association and no person other than Association shall by virtue of the provisions of this Agreement have any interest in such funds or assets. To the extent that any person acquires a right to receive payment from Association under this Agreement, such right shall be no greater than the right of any unsecured general creditor of Association.

9.	Assignment Not Permitted. Except as provided in paragraph 7 hereof, the right of Association or any other person to the payment of deferred compensation or other benefits under this Agreement shall not be assigned, transferred, pledged or encumbered.

10.	Duty of Cooperation. The Director shall, as a condition precedent to the receipt of any benefits under this Agreement, cooperate with the Association in undergoing any medical examinations and providing any information reasonably necessary in connection with the Agreement. In the event of the Director’s death during the first two (2) years of his participation, then should such death have been a suicide or should Director be uninsurable or should the Director have made any material mis-statement or failed to make a material disclosure of information in any documentation which the Director is requested to complete in connection with this Agreement, no death benefits under the terms of this Agreement will be payable other than a return of Director’s prior deferrals without interest, unless and to the extent that the Board of Directors of Association, in their absolute discretion, may otherwise determine.

11.	Agreement Binding. This Agreement shall be binding on and inure to the benefit to Association, its successors and assigns and of Director and his heirs, executors, administrators and legal representatives. This instrument contains the entire agreement between the parties and may not be amended orally, but only by agreement in writing signed by both parties.

12.	Competence of Payees. Every person receiving or claiming payments hereunder shall be conclusively presumed to be mentally competent until the date on which the Association receives a written notice, in form and manner acceptable to it, that such person is incompetent and that a guardian, conservator, or other person legally vested with the management of his estate has been appointed. In the event a guardian or conservator of the estate or any person receiving or claiming payments hereunder shall be appointed by a court of competent jurisdiction, payments may be made to such guardian or conservator provided that proper proof of appointment and continuing qualification is furnished in a form and manner acceptable to the Association. Any such payment so made shall be a complete discharge of liability therefor.

13.	Taxes. To the extent required by the law in effect at the time payments are made, the Association shall withhold any taxes required to be withheld by the federal or any state or local government from payments made hereunder.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

ST. FRANCIS SAVINGS & LOAN ASSOCIATION

(Corporate Seal)	By	/s/ Marie L. Malicki

/s/ Thomas R. Perz

Director’s Signature